EXHIBIT 10.26

                             NEUTRINO RESOURCES INC.

                           EMPLOYEE STOCK SAVINGS PLAN
             1.PURPOSE

              The Plan is hereby established as an employee stock savings plan to foster the support of the employees of the Corporation for the on-going well-being of the Corporation by encouraging employees to acquire common shares of the Corporation via payroll deductions supplemented with financial contributions provided by the Corporation.

      2.     DEFINITIONS

              As used in the Plan:

              (a) "Account" means the records maintained by the Trustee for the credit of Member Contributions, Corporation Contributions, interest earned in respect of Member Contributions and Shares purchased therefrom;

              (b) "Business Day" means a day other than a Saturday or Sunday on which Canadian chartered banks are open to accept deposits in Calgary, Alberta;

              (c) "Contribution Percentage" means the percentage of Earnings which the Member has directed the Corporation to deduct from the Member's Earnings in each calendar month as a Member Contribution;

                    (d)   "Corporation" means Neutrino Resources Inc.;

                    (e) "Corporation Contributions" means the contributions which are made by the Corporation to the Plan pursuant to the provisions of paragraph 6;

                    (f) "Earnings" means the gross amount of remuneration received before any source deductions by the Employee as regular cash compensation as determined by the Corporation from time to time;

                    (g) "Employee" means a person who is employed on a regular full-time basis by the Corporation or who provides services to the Corporation on a full-time basis and is designated as an employee for purposes of the Plan by the Corporation;

                    (h) "Member" means an Employee who has elected to participate in the Plan pursuant to the provisions of paragraph 4;

                    (i)   "Member Contributions" means contributions to the Plan
                          which are made by the Member pursuant to the
                          provisions of paragraph 5;
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                    (j)  "Notice" means the notice of participation, in the form attached as Schedule A, to be delivered to the Corporation by an Employee who elects to participate in the Plan;

                    (k) "Plan" means the Employee Stock Savings Plan of the Corporation, as created hereby;

                    (l) "Salary Payment Date" means the date in each month upon which the Corporation normally pays salary to its employees, as determined from time to time by the Corporation;

                    (m) "Shares" means common stock, par value $0.01 per share, of Southern;

                    (n) "Southern" means Southern Mineral Corporation, the sole shareholder of the Corporation; and

                    (o) "Trustee" means the securities dealer, trust company or insurance company appointed by the Corporation from time to time to administer the Plan on behalf of the Corporation and the Members.

3.    ELIGIBILITY

      Except as otherwise specifically determined by the Corporation, each individual who has been an Employee for three continuous months shall be eligible to participate in the Plan. As soon as reasonably practicable after an Employee becomes eligible to participate in the Plan, the Corporation will notify the Employee of such eligibility and provide to the Employee information in reasonable detail concerning the operation of the Plan. Notwithstanding the foregoing, if an Employee has been a Member but has given notice that he/she no longer wishes to be a Member or wishes his or her Contribution Percentage to be adjusted to nil, such Employee shall not be eligible to participate in the Plan for a period of six months from the date of such notice.

4.    PARTICIPATION

      (a) Participation in the Plan shall be entirely voluntary and shall not be construed to give any Member the right to continue to be employed by the Corporation or to any other benefits from the Corporation.

      (b) An Employee who is eligible may elect to participate in the Plan by submitting a Notice or otherwise as may be prescribed from time to time by the Corporation, and such Notice shall for all purposes be deemed to be an application to participate in the
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               Plan and an agreement, if such application is accepted, to participate in the Plan in accordance with, and be bound by, the terms of this document.

          (c) If an Employee elects to participate in the Plan at least five Business Days prior to the first Salary Payment Date in a calendar month, the Employee will become a Member effective in such Calender Month. Otherwise the Employee will become a Member effective in the next calendar month.

          (d) By giving notice to the Corporation pursuant to this paragraph 4, an Employee elects to participate in the Plan in accordance with the terms of this document and authorizes the Corporation to deduct Member Contributions from the Member's Earnings, to make any deductions required from the Member's Earnings in respect of income tax relating to the Corporation Contributions, all as provided for herein.

5.    MEMBER CONTRIBUTIONS

          (a) Member Contributions shall be made by means of the Corporation making deductions from the Member's Earnings on each Salary Payment Date.

          (b) A Member shall indicate on the Notice that percentage of the Member's Earnings, if any, which is to be deducted initially by the Corporation as Member Contributions and deposited in the Plan on behalf of the Member. Member Contributions in respect of any calendar month cannot exceed 5% of the Earnings of the particular Member in respect of such calendar month.

          (c) A Member may change his or her Contribution Percentage at any time, but in any event no more than twice in any calendar year, by giving notice to the Corporation, but any such change will only take effect:

                    (i) if given at least five Business Days prior to the first Salary Payment Date in a calendar month, in that calendar month; or

                    (ii) otherwise, in the next calendar month.

          (d) Notwithstanding the fact that during any calendar month a Member's Contribution Percentage is less than the maximum permitted under the Plan, the Member will not be entitled to make a Member Contribution in any subsequent calendar month which is greater than as permitted in (b) above.

6.    CORPORATION CONTRIBUTIONS
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      Corporation Contributions in respect of a calendar month shall be made to the Plan in respect of each member on the first Business Day of the next calendar month. Corporation Contributions for each Member in respect of a calendar month shall be an amount equal to the amount of Member Contributions made in accordance with paragraph 5 by that Member to the Plan for the calendar month, to a maximum of 5% of the amount of the Earnings of the Member in the calendar month; provided, however, that Members shall not be entitled to interest payments from Corporate Contributions, as is provided in 7(b) below.

7.    ACCOUNTS AND ALLOCATIONS TO MEMBERS

              (a) The Trustee shall establish and maintain an Account for each Member showing the total number of Shares purchased on behalf of such Member and the total amount of Member Contributions, Corporation Contributions and other amounts allocated to the Member's Account. The amount of each Member's Account at any time shall be the total number of Shares and cash then held for such Account.

              (b) All Member Contributions made to the Plan shall be deposited immediately by the Trustee in an Account with a Canadian financial institution which pays interest monthly and all such interest payments shall be allocated to the Member's Account.

              (c) All distributions received in respect of the Shares held in the Account of a Member shall be distributed by the Trustee to the Member as soon as reasonably practicable.

8.    VESTING

      Corporation Contributions made to a Member's Account shall vest irrevocably in that Member immediately upon being so made. Shares will be purchased with Member Contributions and interest earned thereon and Corporation Contributions.

9.    PURCHASE OF SRARES

      (a) Amounts allocated in accordance with paragraph 7 to the Account of a Member shall be used to purchase Shares on a monthly basis on behalf of the Member. Shares purchased on behalf of a Member will be purchased by the Trustee in the open market on a stock exchange, in which case all brokerage commissions will be paid by the Corporation. All purchases of Shares by the Trustee shall be made in accordance with
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                    applicable law, including, without limitation Rule lOb-18 as promulgated under the United States Securities Exchange Act of 1934, as amended.

               (b) Shares purchased on behalf of Members from time to time during each calendar month in the open market on a stock exchange will be purchased at prevailing market prices. The purchase price of the Shares to Members will be the weighted average of such prices. No fractional Shares will be purchased. If the amount of the Member's Account is insufficient to purchase a whole number of Shares, the balance shall remain in the Member's Account for the next calendar month.

               (c) All Shares purchased by the Trustee pursuant to the provisions of this paragraph 9 shall be held by the Trustee in trust on behalf of the applicable Member and the certificates in respect thereof shall be registered in the name of the Member.

               (d) All rights with respect to Shares held in a Member's Account by the Trustee on behalf of a Member, including rights of conversion and voting, shall be exercisable by the Member, and any distribution paid on such Shares shall be paid to the Member even though such Shares are held by the Trustee on behalf of the Member. In the absence of instruction, the Trustee shall be authorized to exercise on behalf of the Member all voting rights attached to such Shares.

10.   DELIVERY OF CERTIFICATES AND TERMINATION OF EMPLOYMENT

               (a) Except as provided below, the Trustee shall deliver certificates representing Shares held for a Member to that Member within one month after the calendar year-end.

               (b)  Effective with respect to the calendar month in which the
                    Member's employment with the Corporation is terminated for any reason whatsoever, including dismissal with or without cause, resignation, disability or death, the Member's
                    participation in the Plan will cease automatically and
                    without further notice from, or action by, the Corporation, the Member shall not be entitled to be paid any of the
                    Corporation Contributions for any part of such calendar
                    month and, as soon as reasonably practicable following such termination, the Trustee shall deliver to the Member or the
                    Member's executors or personal representatives certificates representing all Shares held for the Member and a cheque
                    representing the aggregate of the Member's Account including
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                   Member Contributions and interest received thereon in each case not used to purchase Shares.

11.   REPORTING

      The Trustee shall provide each Member with a statement at least once during each calendar year setting forth the amount of Member Contributions and Corporation Contributions in respect of the Member and the number of Shares purchased for the Member.

12.   THE CORPORATION

              (a) Neither the Corporation nor any person acting on its behalf and no director, officer, employee, representative or agent of the Corporation shall be liable for any action or failure to act under or in connection with the Plan unless such action or failure to act resulted from gross negligence or wilful misconduct.

              (b) For all purposes relating to the administration and the operation of the Plan, the Corporation shall be entitled to rely on certificates, reports, opinions and other documents furnished by the Trustee or any broker, accountant, auditor or counsel to the Corporation.

13.   MEMBER'S RIGHT NOT TRANSFERABLE OR ASSIGNABLE

      Except as otherwise provided herein, no right or interest of any Member in the Plan or any of the Shares or the Account held by the Trustee on behalf of the Member under the Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise in any manner but excluding devolution by death or mental incompetency.

14.   INTERPRETATION AND REGULATIONS

             (a) The Corporation may modify, amend or repeal the Plan at any time. In particular, the Corporation may delegate to any person, group of persons or corporation such administrative duties and powers as it may see fit.

             (b) The Corporation shall have the power to interpret the provisions of the Plan and any rules or regulations applicable thereto as the Corporation deems proper and in its best interests. All decisions and interpretations of the Corporation respecting the Plan and all rules and regulations applicable thereto shall be binding and conclusive on the Corporation and on all Members of the Plan and their respective legal representatives and on all Employees eligible under the Plan to participate herein.
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15.   COSTS

      All costs of administering and operating the Plan will be paid for by the Corporation.

16.   APPLICABLE LAW

      The Plan, the Member's participation therein and all matters relating to the administration and operation of the Plan shall be governed by and construed in accordance with the laws of the Province of Alberta.

17.   NOTICES

      Any notice or other communication or delivery made under or in relation to the Plan shall be made, if to the Corporation, to Neutrino Resources Inc., 1750, 300 - 5th Avenue S.W., Calgary, Alberta, T2P 3C4, Attention: President with a copy to Southern Mineral Corporation, 1201 Louisiana, Suite 3350, Houston, Texas 77002-4609, Attention: Corporate Secretary and, if to the Employee, at the address of the Employee on the Notice given by the Employee pursuant to paragraph 4(b), or to such other place of which notice shall have been given. Any such notice may be given by mail or by personal delivery and shall be deemed to have been given, if given by mail, on the third business day following mailing and, if given by personal delivery, on the business day of such delivery.
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                                   Schedule A

                             NOTICE OF PARTICIPATION


TO:   NEUTRINO RESOURCES INC. ("Neutrino")

RE:   EMPLOYEE STOCK SAVINGS PLAN (the "Plan")


      The undersigned employee (the "Employee") elects to participate in the Plan and directs Neutrino to deduct *% (if zero, please so indicate) of the Employee's Earnings (as defined in the Plan Document) and deposit that amount in the Plan.

      The Employee:

      (a) having received a copy of the document (the "Plan Document") which sets out the terms and conditions of the Plan; and

      (b) that the delivery of this Notice to Neutrino is an application to participate in the Plan and an agreement, if Neutrino accepts such application, by the Employee to participate in the Plan in accordance with, and to be bound by, the terms of the Plan Document.

       The Employee may change the percentage of the Employee's Earnings to be deducted by giving notice to Neutrino.

       Dated on the   day  of     , 199* ,  in  the       of         ,
Province of Alberta


_______________________________          ______________________________________
Witness
                                         Employee Name_________________________

                                         Address:______________________________